UNITED STATES	OMB APPROVAL
SECURITIES AND EXCHANGE COMMISSION	OMB Number: 3235-0060
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FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):

February 4, 2007

Golf Trust of America, Inc.

(Exact Name of Company As Specified in its Charter)

Maryland	001-14494	33-0724736
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification Number)

10 North Adger’s Wharf, Charleston, SC  29401

(Address of principal executive offices) (Zip Code)

(843) 723-4653

(Company’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02 Termination of Material Agreement.

The disclosure set forth in Item 5.02 below is incorporated by reference.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

Item 5.02(b)  Departure of Directors or Principal Officers

On February 4, 2007, Scott D. Peters notified Golf Trust of America, Inc. (the “Company”) that, due to personal reasons related to his obligations and commitments to another employer, he is resigning as Chief Financial Officer and Director of the Company effective February 5, 2007.   Consequently, Mr. Peters’ existing employment agreement, which was due to expire by its terms on April 30, 2007, was terminated effective February 5, 2007.  Mr. Peters’ remaining milestone payment, pursuant to his existing employment agreement, of approximately $83,000 plus accrued interest will be paid in the ordinary course.  Mr. Peters has been Chief Financial Officer of the Company since 1997 and has served as a director since late 1999.   At this time, the Company’s Board will not fill the Board seat that Mr. Peters is vacating.

Item 5.02(c)  Appointment of Principal Officers

On February 6, 2007, the Company’s Controller, Tracy S. Clifford, age 38, was appointed Principal Accounting Officer.  Ms. Clifford is a certified public accountant and holds a masters degree in business administration from Georgia State University.  Ms. Clifford has served as the Company’s Controller since October 1999.  At this time, there were no changes to Ms. Clifford’s compensation as a result of this appointment.

A copy of the Company’s press release regarding these announcements is filed herewith as Exhibit 99.1 and hereby incorporated in this Item 5.02 by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

The following exhibits are filed as part of this Report on Form 8-K:

Exhibit No.	Description
99.1

Press Release issued by Golf Trust of America, Inc. dated February 8, 2007 regarding resignation of Chief Financial Officer and appointment as Principal Accounting Officer, both effective February 5, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GOLF TRUST OF AMERICA, INC.
(Company)

February 8, 2007	By:	/s/ W. Bradley Blair, II
W. Bradley Blair, II
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1

Press Release issued by Golf Trust of America, Inc. dated February 8, 2007 regarding resignation of Chief Financial Officer and appointment as Principal Accounting Officer, both effective February 5, 2007